SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2003

FLEET HOME EQUITY LOAN, LLC

(as depositor under the Sale and Servicing Agreement, dated as of April 15, 2003, which forms Fleet Home Equity Loan Trust 2003-1)

                      FLEET HOME EQUITY LOAN, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-53662	04-3544150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street

                            Boston, Massachusetts 02110

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (617) 434-2200

Item 5.

Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 that are included in this Form 8-K have been audited by KPMG LLP.  The consent of KPMG LLP to the inclusion of their audit reports on such financial statement in this Form 8-K and their being named as “experts” in the Prospectus Supplement relating to Fleet Home Equity Loan Trust 2003-1, Home Equity Loan Asset-Backed Certificates, Series 2003-1, is attached hereto as Exhibit 23.1.

The audited financial statements of FGIC as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 are attached hereto as Exhibit 99.1.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

23.1	Consent of KPMG LLP
99.1	Financial Statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEET HOME EQUITY LOAN, LLC

By:  /s/ Jeffrey Lipson

Name:

Jeffrey Lipson

Title:

Vice President

Dated: April 14, 2003

EXHIBIT INDEX

Exhibit

23.1	Consent of KPMG LLP
99.1	Financial Statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002.